UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2014 (May 14, 2014)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short-Term Incentive Compensation Plan

On May 14, 2014, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dean Foods Company (the “Company”) amended certain terms of the Company’s 2014 Short-Term Incentive Compensation Plan (the “STI Plan”). The amended STI Plan will apply to all employee and executive participants, including the executive officers of the Company. After a challenging first quarter, the Company wants to ensure a continued focus on its financial performance into the second half of 2014. The amended STI Plan provides an alternative calculation of the financial performance portion of a participant’s short-term incentive payment using the financial results from the second half of the year only. Participants may not earn more than 50% of her or his financial performance targeted portion of the STI when applying this alternative calculation. If the alternative calculation results in a higher STI payout than the employee or executive would have received based on a calculation of the entire year financial results, then such calculation will be used in determining the employee or executive’s STI financial results payment. The maximum total financial performance payout for any participant using the alternative calculation formula above is 50% of the financial objectives target incentive opportunity; the maximum financial performance payout for any participant using the original calculation formula is 200% of the financial objectives target incentive opportunity.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation, as amended

As described in Item 5.07 of this Current Report on Form 8-K, at the Company’s 2014 Annual Meeting of Stockholders, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, decreasing the total number of authorized shares of the Company’s capital stock from 501,000,000 shares to 251,000,000 shares, 250,000,000 shares of which shall be common stock, par value $0.01 per share, and 1,000,000 shares of which shall be preferred stock, par value $0.01 per share. The reduction is in the same proportion as the 1-for-2 reverse stock split authorized at the Company’s Annual Meeting of Stockholders on May 15, 2013 and effected on August 26, 2013.

A Certificate of Amendment to the Restated Certificate of Incorporation, as amended, reflecting this amendment was filed with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) and became effective on May 15, 2014. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Adoption of Amended and Restated Bylaws

On May 15, 2014, the Board adopted Amended and Restated Bylaws of the Company (the “Bylaws”). The amendments included the following changes:

•	Stockholder Action by Written Consent. The information requirements for stockholder notices requesting that the Board fix a record date for stockholders to take action by written consent were expanded and clarified in Sections 4(a) and 4(c) of Article IX of the Bylaws. In addition, Section 4(b) of Article IX of the Bylaws was updated to set forth the process for appointing an independent inspector of elections to determine the validity of written consents and any related revocations and to clarify the authority of the Board to reject improper requests to take stockholder action by written consent.

•	Committee Members. Section 4 of Article V of the Bylaws was amended to allow the Board to designate alternate members of any committee in the event a committee member is absent or disqualified.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on May 14, 2014. At the meeting, the Company’s stockholders voted on the proposals set forth below with the results as indicated.

Proposal One: Having received more than a majority of the votes cast at the meeting, each of the individuals named below was elected for a one-year term:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tom C. Davis	72,090,134	1,544,484	186,268	11,433,745
John R. Muse	72,034,220	1,605,031	181,635	11,433,745
Gregg A. Tanner	72,971,607	667,069	182,210	11,433,745
Jim L. Turner	71,963,953	1,676,441	180,492	11,433,745
Robert T. Wiseman	72,977,757	662,891	180,238	11,433,745

Proposal Two: An amendment to the Company’s Restated Certificate of Incorporation, as amended, decreasing the total number of authorized shares of the Company’s capital stock was approved, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,297,695	495,647	461,289	—

Proposal Three: An advisory proposal on the Company’s executive compensation was approved, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,705,277	3,603,829	511,780	11,433,745

Proposal Four: The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014 was ratified, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,512,494	564,528	177,609	—

Proposal Five: A stockholder proposal asking the Board to adopt a policy limiting the acceleration of equity awards of named executive officers pursuant to a change in control of the Company was approved, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,605,616	28,991,511	223,759	11,433,745

Proposal Six: A stockholder proposal asking the Board to adopt a policy requiring annual reporting of the Company’s political activities was not approved, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,524,328	28,406,836	14,889,722	11,433,745

Proposal Seven: A stockholder proposal related to water stewardship in the agricultural supply chain was not approved, with voting on the proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,786,661	56,118,852	14,915,373	11,433,745

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Dean Foods Company

3.2	Amended and Restated Bylaws of Dean Foods Company, effective as of May 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2014	DEAN FOODS COMPANY

	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation, as amended, of Dean Foods Company

3.2	Amended and Restated Bylaws of Dean Foods Company, effective as of May 15, 2014